Exhibit 10.17(d)

Third Amendment to the Frontier Airlines, Inc. Co-Branded Credit Card Agreement

This Third Amendment to the Frontier Airlines, Inc. Affinity Credit Card Agreement, made this 27th day of March 2006 by and between Juniper Bank (“Juniper”) and Frontier Airlines, Inc. (Frontier) amends the Frontier Airlines, Inc. Credit Card Agreement between the parties dated March 12, 2003 (the “Agreement”).

RECITALS:

WHEREAS, Frontier and JUNIPER desire to amend the Agreement to create a new fee structure for reaching certain account acquisition hurdles during the remaining term of the Agreement.

THEREFORE, the parties agree as follows:

1.	The following is added to Section 5(a)(iii):

From the effective date of this amendment through December 31, 2006 the Marketing Premium for Accounts generated through FRONTIER’S General Media Advertising Promotion shall be, in lieu of the Marketing Premium set forth above, *****. “General Media Marketing Program” *****. This Marketing Premium will not be paid to FRONTIER for Accounts generated by a direct response television ad campaign initiated and funded by JUNIPER.

2.	The following is added as new Section 5(a) (v):

Marketing Premium Bonus: Commencing January 1, 2005, JUNIPER shall pay to FRONTIER a Marketing Premium Bonus as set forth below, in addition to the New Account or Marketing Premium, for Accounts acquired in a calendar year through the channels designated below in excess of the stated thresholds. For avoidance of doubt, the Marketing Premium Bonus is incremental, not cumulative or retroactive. For example, if ***** new Active Accounts are acquired at JUNIPER Events in a particular year, Frontier receives (1) ***** under subsection 5(a)(i) (assuming a fee product) for each ***** new Active Accounts, together with (2) a ***** Marketing Premium Bonus for each of the ***** new Active Accounts between *****, and (3) a ***** Marketing Premium Bonus for each of the ***** new Active Accounts between *****.

Channel	Annual Account Threshold	Marketing Premium Bonus
*****	*****	*****
	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

	*****	*****
*****	*****	*****
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	*****	*****
*****	*****	*****
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“Active Account” as used herein means an Account used to make a purchase, cash advance or Balance transfer.

3.	The following is added as new Section 5(a) (vi):

Attrition Bonus: Commencing January 1, 2005, to the extent that ***** exceeds ***** in any Calendar year, JUNIPER shall pay a Retention Bonus of ***** for each fee Account, and ***** for each no fee Account above fee ***** threshold in addition to fee Renewal Premium. The annual retention shall be calculated by taking the number of accounts open and active on ***** and determining the percentage of those Accounts that are open and active on ***** of that same year. *****. For example, if at the end of fee year ***** were retained, resulting in a ***** retention rate. JUNIPER would owe a retention fee for the ***** Accounts above ***** and would pay ***** for each of the ***** fee Accounts and ***** for each of the no fee Accounts.

4.	Any other provision of the Agreement notwithstanding, it is expressly agreed that Juniper may conduct outbound telemarketing of Juniper’s debt cancellation and credit insurance products FRONTIER will have the right to review and approve the telemarketing scripts, and will have the ability to revoke this agreement to conduct out bound telemarketing due to negative customer feedback to FRONTIER regarding such out bound telemarketing.

5.	All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have fee same meaning as set forth in the Agreement.

6.	This Amendment shall be governed by and construed under fee laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.

7.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Intending to be legally bound, the parties have executed this Amendment as of the date set forth above.

JUNIPER BANK /s/ [Authorized Signatory]	FRONTIER AIRLINES, INC. /s/ John Happ
(Signature) Sr. Director, Marketing	(Signature) SVP – Marketing & Planning
(Title) May 3, 2006	(Title) May 3, 2016
(Date)	(Date)

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